UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

RBS GLOBAL, INC.	REXNORD LLC
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware	Delaware
(State of Incorporation)	(State of Incorporation)

333-102428-08	033-25967-01

(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 Greenfield Avenue Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 21, 2010, RBS Global, Inc. (“RBS Global”) and Rexnord LLC (“Rexnord” and, together with RBS Global, the “Companies”) announced that they intend to offer through a private placement up to $1,145,000,000 aggregate principal amount of senior notes due 2018 (the “Notes”), subject to market and other conditions. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The Companies are disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this Report as Exhibit 99.2. This information, which has not been previously reported, is excerpted from a Preliminary Confidential Offering Circular that is being disseminated in connection with the Notes offering described above.

The Companies are furnishing the information in Exhibit 99.2 to this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Companies’ filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith, and are furnished solely for the purposes of Item 7.01 of this Form 8-K:

99.1	Text of press release, dated April 21, 2010.

99.2	Disclosure regarding the Companies in connection with the distribution of the Preliminary Confidential Offering Circular for the Notes.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, Rexnord LLC has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 21st day of April, 2010.

REXNORD LLC

By:	/s/ PATRICIA WHALEY
Patricia Whaley
Vice President, General Counsel, and Secretary

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, RBS Global, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 21st day of April, 2010.

RBS GLOBAL, INC.

By:	/s/ PATRICIA WHALEY
Patricia Whaley
Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated April 21, 2010

99.2	Disclosure regarding the Companies in connection with the distribution of the Preliminary Confidential Offering Circular for the Notes.